USAA Ultra Short-Term Bond Fund

Supplement dated January 23, 2023,

to the Summary Prospectus and Prospectus each dated May 1, 2022

Effective January 23, 2023, James F. Jackson, Jr., Senior Portfolio Manager and Head of Fixed Income Portfolio Management was named as co-Chief Investment Officer of USAA Investments, a Victory Capital Management Inc. Investment Franchise.

The following disclosure replaces the section titled "Management of the Fund – Portfolio Managers" of the Summary Prospectus and Prospectus.

Portfolio Managers

	Title	Tenure with the Fund
Douglas J. Rollwitz, CFA, CPA	Portfolio Manager	Since 2018
Brian W. Smith, CFA, CPA	Senior Portfolio Manager	Since 2018
Senior Portfolio Manager, Head of
Fixed Income Portfolio Management,
James F. Jackson, Jr., CFA	and co-Chief Investment Officer	Since 2019
R. Neal Graves, CFA, CPA	Senior Portfolio Manager	Since 2019

The disclosure referencing James F. Jackson, Jr. under "Portfolio Management" on page 23 of the Prospectus is replaced with the following:

James F. Jackson, Jr., CFA, Victory Capital Senior Portfolio Manager, Head of Fixed Income Portfolio Management, and co-Chief Investment Officer–USAA Investments, a Victory Capital Investment Franchise, has co-managed the Fund since 2019. Mr. Jackson has 22 years of investment management experience including 10 years with AMCO, which was acquired by the Adviser's parent company in 2019. Education: M.B.A. with High Distinction, Ross School of Business, University of Michigan; B.S., United States Naval Academy. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.